Third Quarter 2024 Earnings Slides // November 6, 2024

2 Q3 | 2024 Forward-Looking Statements Certain statements contained in this presentation include, and OPENLANE may make related oral, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, statements made that are not historical facts (including but not limited to expectations, estimates, assumptions, projections and/or financial guidance) may be forward-looking statements. Words such as "should," "may," "will," "would," "anticipate," "expect," "project," "intend,“ “contemplate,” "plan," "believe," "seek," "estimate," "assume," “can,” "could," "continue,” "outlook," “target” and similar expressions identify forward-looking statements. Such statements are based on management's current assumptions, expectations and/or beliefs, are not guarantees of future performance and are subject to substantial risks, uncertainties and changes that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the section entitled "Risk Factors" in OPENLANE’s Form 10-K for the year ended December 31, 2023 and in OPENLANE’s other filings and reports filed with the Securities and Exchange Commission. Many of these risk factors are outside of our control, and as such, they involve risks which are not currently known that could cause actual results to differ materially from those discussed or implied herein. The forward-looking statements are made as of the date of this presentation. OPENLANE undertakes no obligation to update any forward-looking statements.

3 Q3 | 2024 2024 Guidance The company is updating its annual guidance to the following: * The company uses the two-class method of calculating income from continuing operations per diluted share. Under the two-class method, income from continuing operations is adjusted for dividends and undistributed earnings (losses) to the holders of the Series A Preferred Stock, and the weighted average diluted shares do not assume conversion of the preferred shares to common shares. 2024 GUIDANCE (In millions, except per share amounts) (Unaudited) Low High Income from continuing operations $73 $81 Add back: Income taxes 40 45 Interest expense, net of interest income 144 142 Depreciation and amortization 99 97 EBITDA $356 $365 Total addbacks/(deductions), net (71) (70) Adjusted EBITDA $285 $295 Income from continuing operations per share – diluted * $0.21 $0.27 Income from continuing operations $73 $81 Total adjustments, net 44 44 Operating adjusted net income from continuing operations $117 $125 Operating adjusted net income from continuing operations per share – diluted $0.81 $0.87 Weighted average diluted shares – including assumed conversion of preferred shares 145 145

4 Q3 | 2024 Third Quarter & Year-to-Date Results

OPENLANE Q3 & YTD 2024 Highlights*

($ in millions, except per share amounts)

OPENLANE	Q3 2024	Q3 2023	YTD 2024	YTD 2023
Total operating revenues from continuing operations	$448.4	$416.3	$1,296.5	$1,253.8
Gross profit**	$196.4	$200.3	$584.7	$591.0
*% of revenue***	*43.8%*	*48.1%*	*45.1%*	*47.1%*
SG&A	$99.4	$107.4	$314.1	$326.6
Other (income) expense, net***	($3.6)	$1.7	($2.9)	($12.5)
EBITDA	$100.2	$90.3	$272.4	$21.9
Adjusted EBITDA	$74.5	$67.5	$220.7	$210.2
Income (loss) from continuing operations	$28.4	$12.7	$57.6	($168.4)
Income (loss) from continuing operations per share – diluted	$0.12	$0.01	$0.17	($1.84)
Weighted average diluted shares	109.0	109.9	109.2	109.3
Operating adjusted net income from continuing operations per share – diluted	$0.26	$0.18	$0.64	$0.56
Weighted average diluted shares – including assumed conversion of preferred shares	144.8	145.6	145.0	145.1
Effective tax rate	31.6%	50.0%	35.2%	-0.4%
Capital expenditures	$13.1	$12.9	$39.0	$39.8

* For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three and nine months ended September 30, 2024.
** Exclusive of depreciation and amortization.
*** The first quarter of 2023 included an $11 million charge related to an investment in an early-stage automotive company. The second quarter of 2023 included the receipt of a $20 million early termination payment.

Q3 | 2024

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6 Q3 | 2024 Marketplace Q3 & YTD 2024 Highlights* ($ in millions, except volumes) Marketplace Q3 2024 Q3 2023 YTD 2024 YTD 2023 Auction fees $113.2 $102.1 $331.8 $305.3 Service revenue $148.1 $153.9 $445.4 $475.2 Purchased vehicle sales $93.0 $60.6 $231.4 $176.5 Total Marketplace revenue from continuing operations $354.3 $316.6 $1,008.6 $957.0 Gross profit** $119.1 $117.3 $347.2 $343.8 % of revenue, excluding purchased vehicles** 45.6% 45.8% 44.7% 44.0% SG&A $87.7 $94.8 $276.5 $288.9 Other (income) expense, net*** ($3.6) $1.2 ($2.9) ($12.8) EBITDA $34.6 $20.4 $72.5 ($187.3) Adjusted EBITDA $35.8 $26.8 $103.6 $84.6 % of revenue 10.1% 8.5% 10.3% 8.8% Commercial vehicles sold 195,000 180,000 634,000 527,000 Dealer consignment vehicles sold 164,000 159,000 465,000 486,000 Total vehicles sold 359,000 339,000 1,099,000 1,013,000 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three and nine months ended September 30, 2024. ** Exclusive of depreciation and amortization. *** The first quarter of 2023 included an $11 million charge related to an investment in an early-stage automotive company. The second quarter of 2023 included the receipt of a $20 million early termination payment.

7 Q3 | 2024 Finance Q3 & YTD 2024 Highlights* ($ in millions, except for revenue per loan transaction) Finance Q3 2024 Q3 2023 YTD 2024 YTD 2023 Interest income $56.1 $63.0 $176.6 $185.5 Fee income $47.1 $45.6 $141.5 $137.3 Other revenue $2.3 $2.7 $6.8 $9.8 Provision for credit losses ($11.4) ($11.6) ($37.0) ($35.8) Total Finance revenue $94.1 $99.7 $287.9 $296.8 Gross profit** $77.3 $83.0 $237.5 $247.2 % of revenue** 82.1% 83.2% 82.5% 83.3% SG&A $11.7 $12.6 $37.6 $37.7 Other (income) expense, net $ - $0.5 $ - $0.3 EBITDA $65.6 $69.9 $199.9 $209.2 Adjusted EBITDA $38.7 $40.7 $117.1 $125.6 Loan transactions 406,000 406,000 1,243,000 1,228,000 Revenue per loan transaction $232 $246 $232 $242 Provision for credit losses % of finance receivables 2.1% 2.0% 2.2% 2.0% Managed receivables $2,211.5 $2,379.1 $2,211.5 $2,379.1 Obligations collateralized by finance receivables $1,528.8 $1,695.3 $1,528.8 $1,695.3 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three and nine months ended September 30, 2024. ** Exclusive of depreciation and amortization.

8 Q3 | 2024 September 30, 2024 Leverage (US$ in millions) Balance Maturity Revolving Credit Facility (Adjusted Term SOFR + 2.25%) $56 2028 Canadian Revolving Credit Facility (Adjusted Term CORRA +2.50%) - 2028 Senior Notes (Fixed 5.125%) 210 2025 Other 11 Total 277 Less: Cash and cash equivalents 132 Net Debt 145 Net Debt Ratio 1 0.5 Corporate Credit Ratings: S&P B, Moodys B1 1 When calculating the corporate net debt to Adjusted EBITDA leverage ratio, we use the balance sheet “Cash and cash equivalents” amount instead of available cash as defined by our credit agreement.

9 Q3 | 2024 Historical Data

10 Q3 | 2024 Marketplace Metrics (Volumes in thousands) 3Q24 2Q24 1Q24 2023 4Q23 3Q23 2Q23 1Q23 Revenue1 ($M) $354.3 $336.0 $318.3 $1,251.7 $294.7 $316.6 $319.4 $321.0 Commercial vehicles sold 195 217 222 710 183 180 180 167 Dealer consignment vehicles sold 164 151 150 621 135 159 164 163 Total vehicles sold 359 368 372 1,331 318 339 344 330 Gross profit percentage1 33.6% 31.8% 38.1% 36.0% 36.0% 37.0% 35.5% 35.3% Gross profit percentage, excluding purchased vehicles 45.6% 41.8% 46.6% 44.3% 45.3% 45.8% 43.8% 42.6% Income (loss) from continuing operations ($M) $4.8 ($16.1) ($12.9) ($277.5) ($17.7) ($19.3) ($219.4) ($21.1) Adjusted EBITDA ($M) $35.8 $32.7 $35.1 $108.3 $23.7 $26.8 $43.5 $14.3 Gross Merchandise Value ($B) $6.7 $6.8 $7.0 $24.1 $5.7 $6.0 $6.4 $6.0 1 Includes purchased vehicle sales

11 Q3 | 2024 Finance Metrics ($ in millions, except for revenue per loan transaction; LTUs in thousands) 3Q24 2Q24 1Q24 2023 4Q23 3Q23 2Q23 1Q23 Interest income $56.1 $59.5 $61.0 $248.4 $62.9 $63.0 $61.9 $60.6 Fee income $47.1 $45.9 $48.5 $183.3 $46.0 $45.6 $44.1 $47.6 Other revenue $2.3 $2.4 $2.1 $12.3 $2.5 $2.7 $3.7 $3.4 Provision for credit losses ($11.4) ($12.0) ($13.6) ($50.6) ($14.8) ($11.6) ($12.2) ($12.0) Total Finance revenue $94.1 $95.8 $98.0 $393.4 $96.6 $99.7 $97.5 $99.6 Loan Transaction Units (LTU) 406 415 422 1,625 397 406 402 420 Revenue per Loan Transaction $232 $231 $232 $242 $243 $246 $243 $237 Income (loss) from continuing operations $23.6 $26.8 $31.4 $122.7 $31.3 $32.0 $25.6 $33.8 Adjusted EBITDA $38.7 $38.7 $39.7 $163.7 $38.1 $40.7 $40.3 $44.6 Ending Managed Finance Receivables $2,211.5 $2,239.1 $2,313.7 $2,305.0 $2,305.0 $2,379.1 $2,418.3 $2,406.4 Ending Obligations Collateralized by Finance Receivables $1,528.8 $1,573.6 $1,597.2 $1,631.9 $1,631.9 $1,695.3 $1,717.4 $1,638.2

12 Q3 | 2024 APPENDIX

13 Q3 | 2024 Non-GAAP Financial Measures EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and non-compete agreements are not representative of ongoing capital expenditures but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income (loss) and operating adjusted net income (loss) per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income (loss) and net income (loss) per share have been adjusted for certain other charges, as seen in the following reconciliation. EBITDA, Adjusted EBITDA, operating adjusted net income (loss) and operating adjusted net income (loss) per share have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies.

14 Q3 | 2024 Q3 2024 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended September 30, 2024 Marketplace Finance Consolidated Income from continuing operations $4.8 $23.6 $28.4 Add back: Income taxes 5.0 8.1 13.1 Interest expense, net of interest income 4.2 30.7 34.9 Depreciation and amortization 20.6 3.2 23.8 EBITDA $34.6 $65.6 $100.2 Non-cash stock-based compensation 3.2 0.9 4.1 Securitization interest - (27.9) (27.9) Severance 1.4 0.1 1.5 Foreign currency (gains)/losses (3.1) (0.1) (3.2) Other (0.3) 0.1 (0.2) Total addbacks/(deductions) 1.2 (26.9) (25.7) Adjusted EBITDA $35.8 $38.7 $74.5 Revenue $354.3 $94.1 $448.4 Adjusted EBITDA % margin 10.1% 41.1% 16.6%

15 Q3 | 2024 Q3 2023 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended September 30, 2023 Marketplace Finance Consolidated Income (loss) from continuing operations ($19.3) $32.0 $12.7 Add back: Income taxes 2.0 10.7 12.7 Interest expense, net of interest income 4.3 34.2 38.5 Depreciation and amortization 23.8 2.6 26.4 Intercompany interest 9.6 (9.6) - EBITDA $20.4 $69.9 $90.3 Non-cash stock-based compensation 3.5 1.0 4.5 Acquisition related costs 0.5 - 0.5 Securitization interest - (31.6) (31.6) Severance 1.7 0.2 1.9 Foreign currency (gains)/losses (1.2) - (1.2) Net change in unrealized (gains) losses on investment securities - 0.5 0.5 Professional fees related to business improvement efforts 1.4 0.3 1.7 Other 0.5 0.4 0.9 Total addbacks/(deductions) 6.4 (29.2) (22.8) Adjusted EBITDA $26.8 $40.7 $67.5 Revenue $316.6 $99.7 $416.3 Adjusted EBITDA % margin 8.5% 40.8% 16.2%

16 Q3 | 2024 YTD 2024 Adjusted EBITDA Reconciliation ($ in millions) Nine Months ended September 30, 2024 Marketplace Finance Consolidated Income (loss) from continuing operations ($24.2) $81.8 $57.6 Add back: Income taxes 4.0 27.3 31.3 Interest expense, net of interest income 16.1 95.2 111.3 Depreciation and amortization 63.3 8.9 72.2 Intercompany interest 13.3 (13.3) - EBITDA $72.5 $199.9 $272.4 Non-cash stock-based compensation 12.0 2.8 14.8 Acquisition related costs 0.5 - 0.5 Securitization interest - (87.0) (87.0) Severance 8.2 1.0 9.2 Foreign currency (gains)/losses (0.6) (0.1) (0.7) Professional fees related to business improvement efforts 1.2 0.3 1.5 Impact for newly enacted Canadian DST related to prior years 10.0 - 10.0 Other (0.2) 0.2 - Total addbacks/(deductions) 31.1 (82.8) (51.7) Adjusted EBITDA $103.6 $117.1 $220.7 Revenue $1,008.6 $287.9 $1,296.5 Adjusted EBITDA % margin 10.3% 40.7% 17.0%

17 Q3 | 2024 YTD 2023 Adjusted EBITDA Reconciliation ($ in millions) Nine Months ended September 30, 2023 Marketplace Finance Consolidated Income (loss) from continuing operations ($259.8) $91.4 ($168.4) Add back: Income taxes (37.9) 38.6 0.7 Interest expense, net of interest income 16.8 96.6 113.4 Depreciation and amortization 69.5 6.7 76.2 Intercompany interest 24.1 (24.1) - EBITDA ($187.3) $209.2 $21.9 Non-cash stock-based compensation 10.5 3.3 13.8 Loss on extinguishment of debt 1.1 - 1.1 Acquisition related costs 1.1 - 1.1 Securitization interest - (89.0) (89.0) Severance 3.1 0.3 3.4 Foreign currency (gains)/losses (0.8) - (0.8) Goodwill and other intangibles impairment 250.8 - 250.8 Contingent consideration adjustment 1.3 - 1.3 Net change in unrealized (gains) losses on investment securities - 0.4 0.4 Professional fees related to business improvement efforts 3.7 0.8 4.5 Other 1.1 0.6 1.7 Total addbacks/(deductions) 271.9 (83.6) 188.3 Adjusted EBITDA $84.6 $125.6 $210.2 Revenue $957.0 $296.8 $1,253.8 Adjusted EBITDA % margin 8.8% 42.3% 16.8%

Operating Adjusted Net Income per Share Reconciliation

($ in millions, except per share amounts), (Unaudited)

	Three Months ended September 30,		Nine Months ended September 30,	
	2024	2023	2024	2023
Net income (loss) from continuing operations [(1)]	**$28.4**	**$12.7**	**$57.6**	**($168.4)**
Acquired amortization expense	9.0	11.1	27.4	28.3
Impact for newly enacted Canadian DST related to prior years	-	-	10.0	-
Loss on extinguishment of debt	-	-	-	1.1
Contingent consideration adjustment	-	-	-	1.3
Goodwill and other intangibles impairment	-	-	-	250.8
Income taxes [(2)]	(0.4)	1.9	(2.9)	(32.3)
Operating adjusted net income from continuing operations	**$37.0**	**$25.7**	**$92.1**	**$80.8**
Operating adjusted net income from discontinued operations	**$-**	**$-**	**$-**	**$-**
Operating adjusted net income	**$37.0**	**$25.7**	**$92.1**	**$80.8**
Operating adjusted net income from continuing operations per share – diluted	$0.26	$0.18	$0.64	$0.56
Operating adjusted net income from discontinued operations per share – diluted	-	-	-	-
Operating adjusted net income per share – diluted	**$0.26**	**$0.18**	**$0.64**	**$0.56**
Weighted average diluted shares - including assumed conversion of preferred shares	144.8	145.6	145.0	145.1

(1) The Series A Preferred Stock dividends and undistributed earnings allocated to participating securities have not been included in the calculation of operating adjusted net income and operating adjusted net income per diluted share.

(2) For the three and nine months ended September 30, 2024 and 2023, each tax deductible item was booked to the applicable statutory rate. The deferred tax benefits of $52.5 million and $6.5 million associated with the goodwill and tradename impairments in 2023, respectively, resulted in the U.S. being in a net deferred tax asset position. Due to the three-year cumulative loss related to U.S. operations, we currently have a $42.9 million valuation allowance against the U.S. net deferred tax asset.

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